Exhibit 10(iii)A(2)

AMENDMENT No. 4
TO
ACUITY BRANDS, INC
AMENDED AND RESTATED SEVERANCE AGREEMENT

THIS AMENDMENT made and entered into as of the 28th day of March, 2014, by and between ACUITY BRANDS, INC. (the “Company”) and VERNON J. NAGEL (“Executive”);

W I T N E S S E T H

WHEREAS, the Company and Executive entered into an Amended and Restated Severance Agreement, dated as of January 20, 2004 (“Severance Agreement”), and amended as of April 21, 2006, September 29, 2006, and October 28, 2009, providing for the payment of certain compensation and benefits to Executive if Executive’s employment is terminated under certain circumstances; and

WHEREAS, the parties now desire to amend the Severance Agreement in the manner hereinafter provided;

NOW, THEREFORE, the Severance Agreement is hereby amended, as follows:

1.
Section 4.2 is hereby amended by deleting “150%” from clause (i) and substituting “200%” in lieu thereof.
2.
This Amendment to the Severance Agreement shall be effective as of the date of this Amendment. Except as hereby modified, the Severance Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

COMPANY ACUITY BRANDS, INC. /s/ Richard K. Reece	EXECUTIVE /s/ Vernon J. Nagel
BY: Richard K. Reece Executive Vice President & CFO	VERNON J. NAGEL